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                                                                   EXHIBIT 23.19


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
ILEX Systems, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                        /s/ KPMG LLP



Mountain View, California
February 3, 1999